UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): January 7, 2020

                    FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                    -------------------------------------
            (Exact name of Registrant as specified in its charter)

     Alberta                            001-31540              71-1630889
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(State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation)                                          Identification No.)

                                  6001 54 Ave.
                         Taber, Alberta, Canada T1G 1X4
                        --------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:  (403) 223-2995

                                       N/A
                     --------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

     Title of                    Trading                Name of each exchange
     each class                  Symbol(s)                on which registered
    -----------                 ----------              ---------------------
    Common Stock                   FSI                     NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]


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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing.

      The Company's common stock is listed on the NYSE American Stock Exchange. Under Section 704 of the NYSE American Company Guide, the Company was required to hold an annual meeting of its shareholders during its fiscal year ended December 31, 2019.

      On December 23, 2019, the Company became aware of the fact that it would not be able to hold an annual meeting of its shareholders during its fiscal year ending December 31, 2019.

      On January 6, 2020, the Company's attorneys notified the NYSE American that the Company did not hold its annual meeting of its shareholders during its fiscal year ending December 31, 2019.

      On January 7, 2020, the NYSE American sent the Company a letter stating that the Company was not in compliance with Section 704 of the NYSE American Company Guide.

         The Company plans to hold its 2019 annual meeting of shareholders on February 27, 2020.












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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 8, 2020           FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By:  /s/ Daniel B. O'Brien
                                      -------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer







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